Exhibit 10.1

ASSIGNMENT AND ASSUMPTION

(“Assignment and Assumption”)

Dated March 17, 2026

Reference is made to the Term Loan and Security Agreement dated as of September 30, 2024 among Southland Holdings LLC, a Texas limited liability company (the “Borrower Representative”), Southland Holdings, Inc., a Delaware corporation (the “Guarantor Representative”), the other Loan Parties (as defined in the Loan Agreement, to include, among others, the Borrower Representative and the Guarantor Representative) party thereto, the lenders party thereto and hereto (the “Lenders”), and CALLODINE COMMERCIAL FINANCE LLC (“Callodine”), as agent (“Agent”) for the Lenders under the Loan Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Terms defined in the Loan Agreement are used herein as therein defined.

The Resigning Agent (as defined below), solely in its capacity as “Agent” under the Loan Agreement, and each Lender, solely in its capacity as a Lender under the Loan Agreement (individually, an “Assignor,” and collectively, the “Assignors”), each assignee designated on Exhibit A (individually, an “Assignee,” and collectively, the “Assignees”), Callodine, in its capacity as Resigning Agent (as defined below), Alana Porrazzo, Esq. of Jennings, Haug, Keleher, McLeod Waterfall LLP, in her capacity as Successor Agent (as defined below), and the Loan Parties (including acting respectively by and through the Borrower Representative and the Guarantor Representative) (the Loan Parties, the Assignors, the Agent, the Resigning Agent, the Assignees and the Successor Agent, being collectively, the “Parties” and each a “Party”), agree as follows:

1. On or before 5:00 p.m. (Eastern time) on March 17, 2026, the Assignees shall collectively pay to the Resigning Agent, for the ratable account of each Lender, the aggregate amount of One Hundred and Ten Million Dollars ($110,000,000) (the “Purchase Price”) by federal funds wire transfer to the following account:

Beneficiary Bank: Key Bank, N.A.
ABA: 041-001-039

Account Name: Alter Domus (US) LLC - Callodine Commercial Finance
Account Number: 359681690137

Ref: Southland

2. Effective upon the Effective Date (as defined below), each Assignor hereby sells and assigns to each Assignee designated on Exhibit A, in each case, AS IS, WHERE IS, WITHOUT ANY RECOURSE TO, OR REPRESENTATION OR WARRANTY (EXCEPT AS EXPRESSLY SET FORTH ELSEWHERE HEREIN) BY ANY ASSIGNOR OR RESIGNING AGENT, and each such Assignee hereby so takes, purchases and assumes from such Assignor, on the Effective Date, collectively, 100% of such Assignor’s interest (as set forth in Exhibit A attached hereto) (the “Assigned Interest”) in and to (i) all of such Assignor’s right, title and interest with respect to the Loans set forth in Exhibit A and (ii) to the extent related thereto, all of such Assignor’s rights and obligations, solely as a Lender, under the Loan Agreement and any other Loan Document (including, without limitation, (A) the outstanding principal amount of the Loans made by such Assignor and assigned to such Assignee hereunder, (B) all of such Assignor’s right, title and interest with respect to all Collateral identified, pledged and/or assigned to such Assignor in connection with the Loans set forth in Exhibit A, including but not limited to such Assignor’s right, title and interest securing the Obligations and the interests assigned thereunder, and (C) such Assignor’s pro rata share of the obligations owing by each Loan Party under the Loan Agreement and the Loan Documents. The Assignors, the Resigning Agent, the Assignees, the Successor Agent and the Loan Parties agree, however, that nothing herein shall be deemed to affect, waive or diminish the Assignors’ or the Resigning Agent’s respective indemnity rights under Sections

10.3 and 13 of the Loan Agreement (collectively, the “Surviving Shared Rights”), all of which shall continue in effect for the benefit of the Resigning Agent and the Assignors. All Parties agree and acknowledge that nothing herein shall affect, waive or diminish the Assignees’ or Successor Agent’s respective shared indemnity rights under the Loan Agreement including without limitation Sections 10.3 and 13 of the Loan Agreement.

3. Concurrently with the Effective Date and the assignment referred herein, the Parties agree that the Delayed Draw Term Loan Commitment shall be (and is hereby) terminated and of no further force or effect. The Loan Parties, as represented by the signatures of the Borrower Representative and Guarantor Representative, agree that the Delayed Draw Term Commitment is terminated and of no further force or effect against either the Assignors or the Assignees.

4. Concurrently with the assignment of the Assigned Interest as set forth above, the Resigning Agent and the Successor Agent hereby agree that immediately upon the Effective Date, Callodine shall be deemed to have resigned (and hereby resigns) as the “Agent” under the Loan Documents (in such capacity, the “Resigning Agent”); and Alana Porrazzo, Esq. of Jennings, Haug, Keleher, McLeod Waterfall LLP shall immediately be deemed and hereby is hereby appointed by the Assignees to act as successor “Agent” thereto under the Loan Documents (in such capacity, the “Successor Agent”), in each case, in accordance with Section 14.6 of the Loan Agreement (it being agreed that all advance notice requirements for such resignation and appointment thereunder are hereby waived by all parties hereto), the terms of which Section shall be deemed incorporated herein by this reference thereto as if fully set forth herein. The Loan Parties, as represented by the signatures of the Borrower Representative and the Guarantor Representative, agree to the transactions described in this paragraph 4, including subparagraphs 4(a) and 4(b) below.

(a) From and after the Effective Date, (i) the Successor Agent shall be authorized to file amendments to each UCC financing statement filed by the Resigning Agent against the Loan Parties evidencing the assignment and replacement of the Resigning Agent by the Successor Agent as the secured party of record thereunder, including, but not limited to, the UCC financing statements listed on the attached Exhibit B, and (ii) the Resigning Agent and each Assignor shall execute any other documents as the Successor Agent or any Assignee reasonably requests in writing to facilitate such Assignee’s purchase, and any applicable Assignor’s sale and assignment to such Assignee, of any Assigned Interest, or the resignation of the Resigning Agent and succession of the Successor Agent, in each case, at such Assignee’s or Successor Agent’s, as applicable, sole cost and expense.

(b) On the Effective Date, the Resigning Agent (at the request of the Assignors) will deliver to the Assignees: (i) assignments of mortgages and/or deeds of trust to Assignees, which shall be prepared by the Loan Parties (at the request of the Assignees) for all real property that serves as Collateral assigning and transferring all of each Assignor’s right, title and interest securing the Obligations and the interests assigned thereunder; (ii) copies of those Loan Documents described on the attached Exhibit C hereto, which comprise the material Loan Documents (exclusive of fee letters) executed by the Loan Parties in favor of the Resigning Agent and the Assignors; and (iii) evidence of transmittal to the Successor Agent via overnight courier service of, to the extent then in the possession of the Resigning Agent, any originals of the certificated equity interests delivered by the Loan Parties to the Resigning Agent in connection with the Loan Documents, and any related equity transfer powers related to such equity interests. The Assignees and the Successor Agent acknowledge receipt of the Loan Documents described on the attached Exhibit C hereto.

5. Each Assignor (with respect to itself) represents and warrants as of the date hereof that (u) the entire outstanding principal amount of its Loans is set forth in Exhibit A (after giving effect to the Loan Parties Payment (as defined below)), (v) it is the legal and beneficial owner of the interest it is assigning hereunder (without giving effect to assignments herein), which interest of such Assignor has not been assigned or contractually subordinated, other than as contemplated by the Loan Documents; and (x) other than the Surviving Shared Rights, to the best of such Assignor’s knowledge and after reasonable investigation and inquiry, after the consummation of this transaction, there will not be any obligations to any Assignor owed by any Borrower or Guarantor under the Loan Documents. Except as set forth herein, neither any Assignor nor the Resigning Agent (i) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made by or in connection with the Loan Agreement or any other Loan Document, the execution, legality, validity, enforceability, genuineness, the sufficiency or value of the Loan Agreement or any other Loan Document, or the validity, enforceability, attachment, perfection or priority of any Lien securing the Obligations and the interests assigned hereunder or the sufficiency of any Collateral or (ii) makes any representation or warranty or assumes any responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto.

(a) The Loan Parties, as represented by the signatures of the Borrower Representative and Guarantor Representative, represent and warrant that the Loan Agreement and other Loan Documents are validly executed, legal, valid, enforceable, genuine, and binding upon the Loan Parties; sufficient value and consideration was exchanged in entering into the Loan Agreement and other Loan Documents; they do not contest the validity, enforceability, attachment, perfection or priority of any right, title, or interest securing the Obligations and the interests assigned hereunder; and except as reflected on Exhibit C, the Loan Documents listed on Exhibit C have not been amended or otherwise modified in any material respect.

(b) No Assignor or Resigning Agent has, as of the Effective Date, (i) received notice alleging that any Loan Document is invalid, void, voidable, unenforceable, improperly executed, or subject to any defense, counterclaim, right of setoff, rescission, recharacterization, or avoidance; or (ii) taken any action that would cause the representations or warranties made by any Loan Party in subparagraph 5(a) above or in the Loan Documents (as of the date that such representations or warranties were made therein) relating to the due authorization, execution and delivery, the legal validity, the binding effect, the enforceability, or the genuineness of the Loan Agreement or any other Loan Document to be inaccurate or untrue in any material respect as of the Effective Date as a result of such action.

(c) Without limiting the foregoing exclusion of representations and warranties by each Assignor and the Resigning Agent, this Assignment and Assumption is made AS IS, WHERE IS:

WITHOUT any representations or warranties with respect to the genuineness of any signature other than those of such Assignor or the Resigning Agent;

WITHOUT any representations or warranties with respect to the collectability of any amount owed by the Borrowers under any of the Loan Documents or by any Guarantor of the Borrowers’ obligations thereunder;

WITHOUT any representations as to the financial condition of any Borrower or of any Guarantor of the Borrowers’ obligations or as to the operations, condition (financial or otherwise), business, or assets of the Loan Parties;

WITHOUT any representations or warranties with respect to the value of any Collateral granted (or purported to be granted) to the Resigning Agent or any Assignor under the Loan Documents; and

WITHOUT any representations or warranties with respect to the existence, absence, continuance or nature of any Default or Event of Default or other failure to comply with the terms of the Loan Agreement and the other Loan Documents.

6. Each Assignee and the Successor Agent each represents and warrants that it has become a Party hereto and, as applicable, is purchasing its Assigned Interest or accepting its appointment as successor Agent under the Loan Documents, in each case, in reliance upon its own independent investigation of the financial and other circumstances surrounding the Loan Parties, the Collateral, the Loans, and all aspects of the transactions evidenced by or referred to in the Loan Documents, or has otherwise satisfied itself thereto, and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Assignment and Assumption) of the Resigning Agent or any Assignor in connection with the assignment made under this Assignment and Assumption. Each Assignee and the Successor Agent each further acknowledges that it will, independently and without reliance upon the Resigning Agent or any Assignor and based upon such Assignee’s or the Successor Agent’s, as applicable, respective review of such documents and information as such Assignee or the Successor Agent deems appropriate at the time, make and continue to make its own credit decisions in entering into this Assignment and Assumption and taking or not taking action under the Loan Documents. Neither Resigning Agent nor any Assignor shall have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of any Assignee or the Successor Agent or to provide any Assignee or the Successor Agent with any credit or other information with respect thereto, whether coming into its possession before the making of the initial extension of credit under the Loan Agreement or at any time or times thereafter. Each Assignee and the Successor Agent are each aware that various Defaults and Events of Default (whether or not disclosed) may exist or may hereafter arise under the Loan Documents and is entering into this Assignment and Assumption and based on its own independent analysis thereof and accepts all risks attendant thereto (and agrees that neither the Resigning Agent nor any Assignor shall have any responsibility, liability or obligation in respect thereto).

7. Each Assignee represents and warrants to Resigning Agent and each Assignor that (x) it is a sophisticated entity with respect to the purchase of its Assigned Interests, (ii) it has experience and expertise in the making, holding and administration of loans such as the Loans or with respect to the other types of credit which may be extended under the Loan Agreement, (iii) it is able to bear the economic risk associated with the purchase of its Assigned Interests, (iv) it has acquired its Assigned Interest for its own account and not with any intention of selling all or any portion of such interest, and (v) it has received, reviewed and approved copies of all Loan Documents.

8. No interest in the Assigned Interest is being acquired by or on behalf of an entity that is, or at any time while the Assigned Interest is held thereby, a Benefit Plan. For purposes of this Assignment and Assumption, a “Benefit Plan” is defined as (i) an “employee benefit plan” as defined by the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated under it (collectively, “ERISA”) that it subject to Title I of ERISA, (ii) a “plan” as defined in Section 4975 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated under it (collectively, the “IRC”), or (iii) any entity whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA of or Section 4975 of the IRC) the assets of any such “employee benefit plan” or “plan.”

9. Except as set forth herein, neither the Resigning Agent nor any Assignor shall be responsible to any Assignee or the Successor Agent for the execution, effectiveness, accuracy, completeness, legal effect, genuineness, enforceability, collectability or sufficiency of any of the Loan Documents (or any Collateral or Lien thereunder) or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by Resigning Agent or any Assignor to any Assignee or the Successor Agent or by or on behalf of the Loan Parties to the Resigning Agent, any Assignor, any Assignee or the Successor Agent in connection with the Loan Documents and the transactions contemplated thereby, or for the financial condition or business affairs of the Loan Parties or any other Person liable for the payment of any Loans or payment of amounts owed in connection with other extensions of credit under the Loan Agreement or the value of the Collateral or any other matter. Neither the Resigning Agent nor any Assignor shall be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or other extensions of credit under the Loan Agreement or as to the existence or possible existence of any Default or Event of Default. From and after the Effective Date, it shall be the sole and exclusive responsibility of each Assignee and the Successor Agent, at their own cost and expense, to assert and defend (to the extent necessary) any and all claims under the Loan Documents that arise thereafter (other than with respect to any Surviving Shared Rights).

10. Each Assignor, the Resigning Agent, and the Loan Parties, as represented by the signatures of the Borrower Representative and Guarantor Representative, agree to continuous reasonable cooperation after the Effective Date of this Assignment and Assumption to execute any and all documents and instruments that are necessary to effectuate the intent and purpose of this Assignment and Assumption, including but not limited to, any and all documents and/or instruments necessary to assign and transfer any of the rights, title, and interest securing the Obligations to the Assignees and/or the Successor Agent (as applicable); provided, however, the Loan Parties agree to pay the reasonable cost and expense of the Assignor(s) and/or Resigning Agent incurred in providing cooperation under this paragraph 10.

11. Each Party to this Assignment and Assumption represents and warrants to the other Parties to this Assignment and Assumption that it has full power and authority to enter into this Assignment and Assumption and to perform its obligations under this Assignment and Assumption in accordance with the provisions set forth herein, that this Assignment and Assumption has been duly authorized, executed and delivered by such Party and that this Assignment and Assumption constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, arrangement, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles.

12. Each Party to this Assignment and Assumption represents and warrants that the making and performance by it of this Assignment and Assumption do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it.

13. Each Party to this Assignment and Assumption represents and warrants that all consents, licenses, approvals, authorizations, exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation or judicial entity necessary for the validity or enforceability of its obligations under this Assignment and Assumption have been obtained, and no governmental authorizations other than any already obtained are required in connection with its execution, delivery and performance of this Assignment and Assumption.

14. Each Assignee and the Successor Agent, in each case, on behalf of themselves and their respective affiliates represents, warrants, and covenants that they have no claims, rights, or recourse against the Resigning Agent, any Assignor or Resigning Agent’s or any Assignor’s officers, directors, agents, attorneys, employees or its successors or assigns, except with respect to the obligations of the Resigning Agent and such Assignor created by this Assignment and Assumption.

15. Each Assignee and the Successor Agent hereby confirm that it has received all documents and information it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption.

16. Each Assignee, the Successor Agent, the Resigning Agent, and each Assignor, in each case, specifies as its address for notices the office set forth beneath its name on the signature pages hereof.

17. The effective date for this Assignment and Assumption (the “Effective Date”) shall be the date that the following conditions shall have been satisfied: (a) receipt by the Resigning Agent of a fully-executed copy of this Assignment and Assumption; (b) the receipt on or before March 17, 2026 by the Resigning Agent, for the benefit of the Resigning Agent and the Assignors, of the payment, in immediately available funds, by the Loan Parties in respect of the Loans (including accrued interest and fees thereon), of not less than $15,370,561.87 (the “Loan Parties Payment”); and (c) the receipt by the Resigning Agent, for the benefit of the Resigning Agent and the Assignors, of payment from the Assignees of the Purchase Price in immediately available funds, which amount represents the aggregate purchase price for the Assigned Interest. The amount of the Loan Parties Payment shall exclude any Early Termination Premium that may otherwise be owed under the Loan Agreement on any such principal amounts prepaid as the Assignors are expressly and irrevocably waiving their rights under the Loan Agreement to receipt of an Early Termination Premium on account of any such principal amounts being prepaid. Notwithstanding the foregoing, nothing in this Assignment and Assumption shall affect, waive or diminish the Assignees’ right(s) to receipt of an Early Termination Premium from the Loan Parties under the Loan Documents, which right is being assigned to the Assignees under this Assignment and Assumption. As evidenced by the Assignees’ signatures hereto, the Assignees do not object to the Loan Parties Payment.

18. From and after the Effective Date (i) each Assignee shall, in addition to the rights and obligations under the Loan Agreement and the other Loan Documents held by it immediately prior to the Effective Date (if any), have the rights and obligations under the Loan Agreement and the other Loan Documents that have been assigned to it pursuant to this Assignment and Assumption, and (ii) each Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Loan Agreement and the other Loan Documents that have been assigned by such Assignor to any Assignee pursuant to this Assignment and Assumption.

19. From and after the Effective Date, if the Resigning Agent or any Assignor receives or collects any payment of any Obligations (as defined in the Loan Agreement) attributable to the Assigned Interests assigned to any Assignee by this Assignment and Assumption (other than in respect of any Surviving Shared Rights), then the Resigning Agent or such Assignor shall distribute such payment to the Successor Agent.

20. This Assignment and Assumption shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of New York (but giving effect to federal laws applicable to national banks) applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles. This Assignment and Assumption may be executed in counterparts, each of which shall constitute an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page hereof by facsimile transmission or by electronic transmission (such as PDF, Docusign, or other similar means) shall be effective as delivery of a manually executed counterpart hereof.

21. ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS ASSIGNMENT AND ASSUMPTION SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF MANHATTAN, NEW YORK OR UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY HERETO HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFOREMENTIONED COURTS. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON 28 U.S.C. § 1404, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND AMENDMENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

22. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS ASSIGNMENT AND ASSUMPTION, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ANY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS ASSIGNMENT AND ASSUMPTION. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

[Rest of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute this Assignment and Assumption as of the Effective Date.

AGENT/RESIGNING AGENT:

CALLODINE COMMERCIAL FINANCE, LLC, as Agent

By:
Name:
Title:

Notice Address:

Callodine Commercial Finance, LLC 545 Boylston Street, 10th Floor Boston, MA 02116 Attn: Christopher Santos (csantos@callodinefinance.com)

[Signature Page to Assignment and Assumption]

ASSIGNORS/LENDERS:

CALLODINE ASSET BASED LOAN FUND II SPV, LLC

By: Callodine Asset Based Loan Fund II, LP, its member

By: Callodine Commercial Partners, LLC, its General Partner

By:
Name:
Title:

CALLODINE ASSET BASED LOAN FUND II, LLC

By: Callodine Commercial Partners, LLC, its General Partner

By:
Name:
Title:

[Signature Page to Assignment and Assumption]

CALLODINE COMMERCIAL FINANCE SPV, LLC

By:
Name:
Title:

CALLODINE PERPETUAL ABL FUND SPV, LLC

By: Callodine Perpetual ABL Fund, LP, its member

By: Callodine Commercial Partners, LLC, its General Partner

By:
Name:
Title:

CALLODINE PERPETUAL ABL FUND, LP

By: Callodine Commercial Partners, LLC, its General Partner

By:
Name:
Title:

Notice Address (in each case):

c/o Callodine Commercial Finance, LLC 545 Boylston Street, 10th Floor Boston, MA 02116 Attn: Christopher Santos (csantos@callodinefinance.com)

[Signature Page to Assignment and Assumption]

WHITEHAWK FINANCE LLC

By:
Name:	Robert A. Louzan
Title:	Authorized Signatory

Notice Address:

c/o Whitehawk Capital Partners LP
11601 Wilshire Boulevard, Suite 1980
Los Angeles, California 90025
Attn.: Robert A. Louzan and Brad Huge
(rlouzan@whitehawkcapital.com and
bhuge@whitehawkcapital.com)

[Signature Page to Assignment and Assumption]

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND

By:
Name:
Title:

Notice Address:

c/o Calamos Investments LLC 2020 Calamos Court Naperville, IL 60563 Attn: Corporate Actions (corporateactions@calamos.com)

[Signature Page to Assignment and Assumption]

CITCO BANK CANADA REF EMPIRE CREDIT CO-INVESTMENT FUND LLC

By:
Name:
Title:

Notice Address:

151 Yonge Street, 8th Floor Toronto, Ontario
M5C 2W7
Attn: Citco Bank Canada aksiaholdings@citco.com

[Signature Page to Assignment and Assumption]

HIGHVISTA OPPORTUNISTIC PRIVATE CREDIT FUND II LP

By:
Name:
Title:

Notice Address:

c/o HighVista Strategies LLC 200 Clarendon Street, 50th Floor Boston, MA 02116

Attn:	HighVista Fund Operations (fundinfo@highvistastrategies.com) and Alternative Investment Group (fundIG@highvistastrategies.com)

With copies to:

Canoe Intelligence
80 Broad Street, 5th Floor New York, NY 10004
(highvistaconnect@canoeintelligence.com) and
Citco USA Inc.
201 South College St. Charlotte, NC 28244 (highvistaFA@citco.com)

[Signature Page to Assignment and Assumption]

ASSIGNEES:

[_______________________________]

By:
Name:
Title:

Notice Address:

[_______________________________]
[_______________________________]
[_______________________________]

[_________________________________]

By:
Name:
Title:

Notice Address:

[_______________________________]
[_______________________________]
[_______________________________]

[_________________________________]

By:
Name:
Title:

Notice Address:

[_______________________________]
[_______________________________]
[_______________________________]

[Signature Page to Assignment and Assumption]

SUCCESSOR AGENT:

Alana Porrazzo, Esq. of Jennings, Haug, Keleher, McLeod Waterfall LLP

By:
Name:	Alana Porrazzo
Title:

Notice Address:

[_______________________________]
[_______________________________]
[_______________________________]

[Signature Page to Assignment and Assumption]

Each of the Loan Parties hereby agrees to the foregoing Assignment and Assumption and to the following:

(a) For and in consideration of the agreements contained herein and other good and valuable consideration, each of the Loan Parties, for itself and its past, present and future employees, agents, representatives, officers, directors, shareholders, predecessors, assigns, subsidiaries, affiliates, trustees and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated (each, a “Releasing Party” and, collectively, the “Releasing Parties”), unconditionally and irrevocably releases, waives, and forever discharges the Resigning Agent and each Assignor, together with their respective past, present and future employees, agents, representatives, officers, directors, shareholders, predecessors, assigns, subsidiaries, affiliates, trustees and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated, and each of them (collectively, the “Released Parties”), from the following (each a “Claim”): (x) any and all liabilities, obligations, duties, promises, or indebtedness of any kind (if any) of the Released Parties to any one or more of the Releasing Parties, which existed, arose, or occurred at any time from the beginning of the world to the date of hereof, and (y) all claims, offsets, causes of action, suits, or defenses of any kind whatsoever (if any), which any one or more of the Releasing Parties might otherwise have against the Released Parties, or any of them, in either case under clause (x) or (y), whether known or unknown, and on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance, or matter of any kind, which existed, arose, or occurred at any time from the beginning of the world to the date hereof, in each case, in connection with the Loan Agreement, the other Loan Documents, this Assignment and Assumption, or any other agreement or transaction between any Releasing Party and any Released Party relating to or in connection with the Loan Documents or the transactions contemplated therein, including, but not limited to, any and all claims which may be based on allegations of breach of contract, failure to lend, fraud, promissory estoppel, libel, slander, usury, negligence, misrepresentation, breach of fiduciary duty, bad faith, lender malpractice, undue influence, duress, tortious interference with contractual relations, interference with management, or misuse of control. In furtherance of the foregoing, the Releasing Parties hereby covenant and agree never to institute or cause to be instituted, or continue prosecution of, or in any way assist any other Person in instituting or causing to be instituted or continuing prosecution of, any suit or other form of action or proceeding of any kind or nature whatsoever against any Released Party, by reason of or in connection with any of the foregoing released matters, claims or causes of action.

(b) In entering into this Assignment and Assumption and the releases set forth herein, each of the Loan Parties, on behalf of itself and each of the other Releasing Parties, (i) acknowledges and agrees that it has had the opportunity to consult with counsel, (ii) acknowledges and agrees that the releases set forth herein were separately bargained for and expressly consents that these releases shall be given full force and effect in accordance with each and all of their express terms and provisions, (iii) expressly disclaims any reliance on any representations, acts or omissions by the Resigning Agent or any of the Assignors, (iv) agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness or validity thereof, and (v) represents and warrants that it is the sole owner of the Claims released and has not heretofore conveyed or assigned any interest in any such Claim to any other Person. It is the express intent of the Releasing Parties that the release and discharge set forth herein be construed as broadly as possible in favor of the Released Parties so as to foreclose forever the assertion by any Releasing Party of any Claims released hereby against any of the Released Parties.

(c) Each of the Loan Parties, on behalf of itself and each of the other Releasing Parties, expressly acknowledges and agrees that the waivers, estoppels and releases in favor of the Resigning Agent, the Assignors and the other Released Parties contained herein shall not be construed as an admission of any wrongdoing, liability or culpability on the part of the Resigning Agent, the Assignors or any other Released Party, or as an admission by the Resigning Agent, any Assignor or any other Released Party of the existence of any claims by any Releasing Party against the Resigning Agent, any Assignor or any other Released Party. Each of the Loan Parties, on behalf of itself and each of the other Releasing Parties, further acknowledges and agrees that, to the extent that any such claims exist, they are of a speculative nature so as to be incapable of objective valuation and that, to the extent that any such claims may exist and may have value, such value would constitute primarily “nuisance” value or “leverage” value in adversarial proceedings between any Releasing Party and the Resigning Agent, any Assignor or any other Released Party. In any event, each Loan Party, on behalf of itself and each of the other Releasing Parties, acknowledges and agrees that the value to such Releasing Party of the covenants and agreements on the part of the Resigning Agent, the Assignor and the other Released Parties contained in this Assignment and Assumption substantially and materially exceeds any and all value of any kind or nature whatsoever of any claims or other liabilities waived or released by such Releasing Party hereunder.

(d) The provisions of this release shall survive the termination of the Assignment and Assumption, the termination of the Loan Documents and each of the other documents or instruments executed in connection herewith and therewith, and payment in full, in cash, of all Obligations and all other amounts owing thereunder.

BORROWERS:

SOUTHLAND HOLDINGS LLC, individually and in its capacity as the Borrower Representative

By:
Name:
Title:

GUARANTORS:

SOUTHLAND HOLDINGS, INC., individually and

in its capacity as the Guarantor Representative

SOUTHLAND RE PROPERTIES LLC

SOUTHLAND CONTRACTING, INC.

HERITAGE MATERIALS, LLC

SOUTHLAND MOLE OF CANADA LTD.

JOHNSON BROS. CORPORATION, A SOUTHLAND COMPANY

OSCAR RENDA CONTRACTING, INC.

OSCAR RENDA CONTRACTING OF CANADA, INC.

RENDA PACIFIC, LLC

MOLE CONSTRUCTORS, INC.

AMERICAN BRIDGE HOLDING COMPANY

AMERICAN BRIDGE COMPANY

AMERICAN BRIDGE MANUFACTURING COMPANY

AMERICAN DOCK & TRANSFER COMPANY

AMERICAN BRIDGE INTERNATIONAL CORPORATION

AMERICAN BRIDGE CANADA COMPANY

By:
Name:
Title:

[Signature Page to Assignment and Assumption]

RENDA-JBROS JOINT VENTURE
By:	Oscar Renda Contracting, Inc., as a member

By:
Name:
Title:

By:	Jonson Bros. Corporation, a Southland Company, as a member

By:
Name:
Title:

SOUTHLAND RENDA JV

By:	Southland Contracting, Inc., as a member

By:
Name:
Title:

By:	Oscar Renda Contracting, Inc., as a member

By:
Name:
Title:

[Signature Page to Assignment and Assumption]

SOUTHLAND MOLE JV

By:	Southland Contracting, Inc., as a member

By:
Name:
Title:

By:	Mole Constructors, Inc., as a member

By:
Name:
Title:

Notice Address (for all Loan Parties):

c/o Southland Holdings LLC
1100 Kubota Drive
Grapevine, TX 76051
Attention: Nick Campbell (email:nick@wearemeru.com)
Keith Bassano (email: kbassano@southlandholdings.com)

[Signature Page to Assignment and Assumption]